Exhibit 99.2
First Quarter 2010 Supplemental Data
The Doctors Building Three — Hoffman Estates, IL
All amounts shown in this report are unaudited and in U.S. dollars unless otherwise noted.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Table of Contents

Portfolio Overview

Triple-Net, Managed and Loan Portfolio	1-2

Property Type and Operator Revenue/NOI Concentration Charts	3

Private Pay Owned Asset Composition Trend	4

Revenue Rollover Schedule	5

Company Development Data	6

Triple-Net Leased Portfolio

Same-Store Cash Flow Coverage and Occupancy Comparison	7

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios	8

Cash Flow Coverage and Occupancy Trend Charts	9-11

Medical Office Building Portfolio

Year-over-Year and Sequential Quarter Comparison	12

Stabilized Portfolio Net Operating Income and Occupancy Trend Chart	13

Seniors Housing Operating Portfolio

Year-over-Year and Sequential Quarter Comparison	14

Stabilized Portfolio Net Operating Income, Occupancy and Average Daily Rate Trend Charts	15

Consolidated Financial Information

Historical Normalized FFO/Share	16

Capitalization	17

Debt Maturity Information	18-19

Debt Covenants	20-21

Consolidated Financial Statements	22-26

Funds From Operations (FFO) and Normalized FFO and Funds Available for Distribution (FAD)	27

Normalized FFO and FAD Guidance for the Year Ending December 31, 2010	28

Net Debt to Adjusted EBITDA	29

Ventas, Inc.
First Quarter 2010 Supplemental Data
Owned Portfolio — Overview by Type (Dollars in Millions):1

										Annualized			Annualized
				Number					Annualized	Operating	Total	Annualized	Operating	Total
	Number of	Number of		of States/	Ventas	Cash Flow			NNN	Property	Annualized	NNN	Property	Annualized
Property Type	Properties	Beds/Units/Square Feet		Provinces	Investment	Coverage		Occupancy[2]	Revenue[3]	Revenue[3]	Revenue[3]	NOI[3]	NOI[3]	NOI[3]
Hospital — Stabilized Triple-Net	40	3,517	Beds	17	$345	2.4	x	59.2%	$94	$0	$94	$94	$0	$94
Skilled Nursing — Stabilized Triple-Net	187	22,377	Beds	29	809	1.9	x	89.7%	179	0	179	179	0	179
Seniors Housing — Triple-Net	164	16,718	Units	31	2,266	1.3	x	88.8%	196	0	196	196	0	196
Seniors Housing — Operating	80	6,553	Units	22	2,034	N/A		88.4%	0	371	371	0	116	116
Medical Office — Stabilized	22	1,382,697	Square Feet	9	308	N/A		95.0%	0	40	40	0	27	27
Medical Office — Lease-Up	4	332,053	Square Feet	4	56	N/A		73.4%	0	6	6	0	4	4
Other — Stabilized Triple-Net	8	122	Beds	1	7	3.6	x	N/A	1	0	1	1	0	1

Total	505			45	$5,826	1.8	x		$471	$417	$888	$471	$146	$617

									53%	47%	100%	76%	24%	100%
Loan Portfolio — Overview by Investment (Dollars in Millions):1

				Borrower/	Effective
	Original	Outstanding	Secured/	Asset	Interest	Annualized
Borrower	Investment	Principal	Unsecured	Type	Rate	Revenue[3]	Balance Sheet Line
Manor Care	$99	$112	Secured	SNF/ALF	6.0%	$6	Loans Receivable
HCA	45	50	Unsecured	Hospital	9.7%	4	Other Assets
Emeritus Senior Living	13	14	Secured	Seniors Housing	12.5%	2	Loans Receivable
Other — Secured	34	32	Secured	Various	5.6%	2	Loans Receivable
Other — Unsecured	14	15	Unsecured	Hospital	9.5%	1	Other Assets

Total	$205	$224				$15

Owned Portfolio — Overview by State/Province:1

	Totals		Hospital		Skilled Nursing		Seniors Housing		Medical Office		Other
State/Province	No.	%	No.	Beds	No.	Beds	No.	Units	No.	Sq. Feet	No.	Beds
California	37	7%	5	455	6	771	26	3,301	0	0	0	0
Pennsylvania	34	7%	2	115	6	797	24	1,597	2	111,686	0	0
Massachusetts	34	7%	2	109	26	2,694	6	856	0	0	0	0
Ohio	30	6%	0	0	12	1,575	16	1,153	2	145,322	0	0
Kentucky	29	6%	2	424	27	3,054	0	0	0	0	0	0
Florida	26	5%	6	511	0	0	14	1,454	6	206,658	0	0
Illinois	24	5%	4	431	1	82	17	2,634	2	164,279	0	0
North Carolina	24	5%	1	124	16	1,802	7	518	0	0	0	0
Indiana	23	5%	1	59	13	1,867	9	1,001	0	0	0	0
Texas	21	4%	7	496	0	0	3	261	3	78,222	8	122
All Other	223	44%	10	793	80	9,735	122	10,496	11	1,008,583	0	0

Total	505	100%	40	3,517	187	22,377	244	23,271	26	1,714,750	8	122

[1]	Totals may not add due to rounding.

[2]	Occupancy shown for Seniors Housing excludes communities in lease-up. Occupancy for triple-net properties is as of 4Q09 and occupancy for operating properties is as of 1Q10.

[3]	Annualized first quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Revenue/NOI reflects Ventas’s portion only for joint venture assets.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Owned and Loan Portfolio — Property Type Concentration:1

	Owned
	Property	Ventas		Annualized		Annualized
Investment Type	Count	Investment	%	Rent/Revenue[2]	%	Rent/NOI[2]	%
Seniors Housing	244	$4,300	71%	$567	63%	$312	49%
Skilled Nursing	187	809	13%	179	20%	179	28%
Hospital	40	345	6%	94	10%	94	15%
Medical Office	26	365	6%	46	5%	30	5%
Other	8	7	NM	1	NM	1	NM
Loans	N/A	224	4%	15	2%	15	2%

Total	505	$6,050	100%	$903	100%	$632	100%

Owned and Loan Portfolio — Operator Concentration:1

	Owned
	Property	Ventas		Annualized		Annualized
Operator/Manager	Count	Investment	%	Rent/Revenue[2]	%	Rent/NOI[2]	%
Sunrise Senior Living	79	$2,033	34%	$369	41%	$116	18%
Brookdale Senior Living	84	1,403	23%	122	13%	122	19%
Kindred Healthcare	197	906	15%	244	27%	244	39%
Senior Care	65	630	10%	54	6%	54	9%
Emeritus Senior Living	11	168	3%	18	2%	18	3%
Capital Senior Living	11	158	3%	14	2%	14	2%
NexCore	7	154	3%	21	2%	13	2%
Manor Care	N/A	112	2%	6	1%	6	1%
Formation	11	89	1%	11	1%	11	2%
HCA	1	51	1%	4	NM	4	1%
Assisted Living Concepts	8	50	1%	5	1%	5	1%
Grubb and Ellis	5	43	1%	5	1%	2	NM
All Other	26	253	4%	31	3%	23	4%

Total	505	$6,050	100%	$903	100%	$632	100%

Owned Portfolio — State/Province Concentration:1

	Owned
	Property	Annualized		Annualized
State/Province	Count	Rent/Revenue[2]	%	Rent/NOI[2]	%
California	37	$112	13%	$79	13%
Illinois	24	95	11%	68	11%
Ontario	9	52	6%	12	2%
Massachusetts	34	50	6%	43	7%
Pennsylvania	34	48	5%	26	4%
New Jersey	10	40	5%	17	3%
Florida	26	38	4%	36	6%
Colorado	16	36	4%	20	3%
Georgia	16	30	3%	17	3%
New York	14	30	3%	19	3%
All Other	285	356	40%	279	45%

Total	505	$888	100%	$617	100%

[1]	Dollars in millions. Totals may not add due to rounding. NM = not material.

[2]	Annualized first quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets.

Ventas, Inc.
First Quarter 2010 Supplemental Data

[1]	Annualized first quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets. Totals may not add due to rounding.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Private Pay Owned Asset Composition Trend:
Ventas Revenue by Tenant/Operator Underlying Payor Source1
Ventas is not a Medicaid or Medicare recipient. Graph depicts Ventas’s revenues times operator’s/tenant’s underlying source revenue percentage.

[1]	Payor source at asset level for Company’s tenants and operators. 4Q09 is most recent data available. All seniors housing is assumed to be private pay. Totals may not add due to rounding.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Triple-Net and Operating Portfolio Revenue Rollover Schedule Excluding Seniors Housing Housing Operating Communities: 1

		Lease Rollover Year
	Totals	2010	2011	2012	2013	2014	Thereafter
Hospital — Stabilized Triple-Net:
Annualized Revenue	$94.4	—	—	—	$46.9	—	$47.5

Skilled Nursing — Stabilized Triple-Net:
Annualized Revenue	179.1	—	—	$2.2	70.5	$2.8	103.6

Seniors Housing — Stabilized Triple-Net:
Annualized Revenue	196.4	—	—	1.7	—	0.5	194.2

Medical Office — Stabilized:
Annualized Revenue[2]	38.7	$3.2	$4.2	3.5	2.8	4.6	20.4

Medical Office — Lease-Up:
Annualized Revenue[2]	6.8	0.1	0.5	—	—	0.4	5.9

Other — Stabilized Triple-Net:
Annualized Revenue	1.0	1.0	—	—	—	—	—

Total:
Annualized Revenue	$516.4	$4.3	$4.8	$7.4	$120.2	$8.3	$371.6

Percent of Total:	100%	1%	1%	1%	23%	2%	72%

[1]	Annualized first quarter Ventas revenue assuming all events occurred at the beginning of the period. Dollars in millions. Totals may not add due to rounding.

[2]	Company’s partners’ share has not been eliminated from revenue.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Company Development Data:

Ventas
		Ventas					Estimated/Actual	Total		Ventas Fixed		Expected
		Ownership		Property	Number of	Actual/Projected	Acquisition	Development		Purchase Price		Stabilized
Status	Property Name	%	MSA	Type	Residents or Beds/Units/Square Feet	Opening Date	Date	Cost[1]		(incl. FPAC)[1]		Yield
In Lease-up	Sunrise of Thorne Mills on Steeles	80%	Toronto	IL/AL/ALZ	256 Residents / 229 Units / 210,000 SF	September 2007	December 2007	Cdn $	62.8	Cdn $	52.7	8.0%-8.5%

[1] Dollars in millions.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 4th Quarters of 2009 & 2008: 1,2

		Sequential Quarter Comparison						Year-Over-Year Comparison
		4Q09		3Q09				4Q09		4Q08
	Number of	Cash Flow		Cash Flow		4Q09	3Q09	Cash Flow		Cash Flow		4Q09	4Q08
Property Type	Properties	Coverage		Coverage		Occupancy	Occupancy	Coverage		Coverage		Occupancy	Occupancy
Hospital	40	2.4	x	2.5	x	59.2%	57.3%	2.4	x	2.5	x	59.2%	59.2%
Skilled Nursing	186	1.9	x	1.9	x	89.8%	89.6%	1.9	x	2.0	x	89.8%	89.3%
Seniors Housing	163	1.3	x	1.3	x	88.8%	87.8%	1.3	x	1.3	x	88.8%	88.0%
Other	8	3.6	x	4.0	x	N/A	N/A	3.6	x	4.5	x	N/A	N/A

Total	397	1.8	x	1.8	x			1.8	x	1.8	x

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 3rd and 4th Quarters of 2009: 1,2

		Sequential Quarter Comparison
		4Q09		3Q09
	Number of	Cash Flow		Cash Flow		4Q09	3Q09
Property Type	Properties	Coverage		Coverage		Occupancy	Occupancy
Hospital	40	2.4	x	2.5	x	59.2%	57.3%
Skilled Nursing	187	1.9	x	1.9	x	89.7%	89.6%
Seniors Housing	163	1.3	x	1.3	x	88.8%	87.8%
Other	8	3.6	x	4.0	x	N/A	N/A

Total	398	1.8	x	1.8	x

[1]	Fourth quarter 2009 is most recent quarter available.

[2]	Cash flow coverages are for trailing twelve months or annualized where the Company’s ownership is for a shorter period.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios: 1

Ventas - Kindred	Number of	Sequential Quarter Comparison				Year-Over-Year Comparison
Master Lease	Properties	4Q09		3Q09		4Q09		4Q08
1	81	2.3	x	2.3	x	2.3	x	2.3	x
2	40	1.9	x	2.0	x	1.9	x	2.0	x
3	36	1.8	x	1.8	x	1.8	x	1.9	x
4	40	2.3	x	2.3	x	2.3	x	2.3	x

Total	197	2.1	x	2.1	x	2.1	x	2.2	x

	Number of
Property Type	Properties	4Q09		3Q09		4Q09		4Q08
Hospital	38	2.4	x	2.5	x	2.4	x	2.5	x
Skilled Nursing	159	1.9	x	1.9	x	1.9	x	2.0	x

Total	197	2.1	x	2.1	x	2.1	x	2.2	x

[1]	Coverage reflects the ratio of Kindred’s EBITDARM to rent. EBITDARM is defined as earnings before interest, income taxes, depreciation, amortization, rent and management fees. In the calculation of trailing twelve months EBITDARM, intercompany profit pertaining to services provided by Kindred’s PeopleFirst Rehabilitation Division has been eliminated from purchased ancillary expenses within the Ventas portfolio. Fourth quarter 2009 is most recent quarter available.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Triple-Net Leased Portfolio Trends:
Hospital Portfolio Cash Flow Coverage and Occupancy1

[1]	Cash flow coverages are for trailing twelve months or annualized where the Company’s ownership is for a shorter period. Fourth quarter 2009 is most recent quarter available.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Triple-Net Leased Portfolio Trends:
Skilled Nursing Portfolio Cash Flow Coverage and
Occupancy1

[1]	Cash flow coverages are for trailing twelve months or annualized where the Company’s ownership is for a shorter period. Fourth quarter 2009 is most recent quarter available.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Triple-Net Leased Portfolio Trends:
Seniors Housing Portfolio Cash Flow Coverage and
Occupancy1

[1]	Cash flow coverages are for trailing twelve months or annualized where the Company’s ownership is for a shorter period. Fourth quarter 2009 is most recent quarter available.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Medical Office Portfolio Statistics: 1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	1Q10	1Q09	1Q10	1Q09	1Q10	1Q09
Number of properties:	22	19	18	18	4	2
Number of square feet:[4]	1,382,697	1,046,169	1,043,437	1,042,069	332,053	181,952
Average occupancy:	95.0%	94.8%	94.3%	94.7%	73.4%	61.7%
Average annual rate per square foot:[5]	$30	$29	$29	$29	$30	$37

Operating revenue:	$10.2	$7.3	$7.4	$7.3	$2.0	$1.1
Less expenses:	3.4	2.6	2.5	2.6	0.8	0.5

Total NOI:	6.8	4.7	4.9	4.7	1.1	0.6
Less Company’s partners’ share:	0.2	0.4	0.2	0.4	0.3	0.0

Ventas NOI:	$6.6	$4.3	$4.7	$4.2	$0.9	$0.6

Total NOI Margin:	66.9%	64.6%	66.5%	64.5%	58.2%	59.9%

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	1Q10	4Q09	1Q10	4Q09	1Q10	4Q09
Number of properties:	22	21	18	18	4	5
Number of square feet:[4]	1,382,697	1,281,357	1,043,437	1,042,728	332,053	432,742
Average occupancy:	95.0%	94.7%	94.3%	94.4%	73.4%	74.4%
Average annual rate per square foot:[5]	$30	$30	$29	$29	$30	$30

Operating revenue:	$10.2	$8.0	$7.4	$7.3	$2.0	$2.2
Less expenses:	3.4	2.7	2.5	2.5	0.8	0.8

Total NOI:	6.8	5.3	4.9	4.8	1.1	1.4
Less Company’s partners’ share:	0.2	0.2	0.2	0.2	0.3	0.2

Ventas NOI:	$6.6	$5.1	$4.7	$4.6	$0.9	$1.2

Total NOI Margin:	66.9%	65.9%	66.5%	66.0%	58.2%	63.3%

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.

[2]	Includes only those MOBs owned for the full period.

[3]	Includes only those MOBs owned in both comparison periods.

[4]	Number of square feet may vary due to BOMA re-measurement.

[5]	Average annual rate includes CAM adjustments.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Medical Office Stabilized Portfolio Trends:
NOI and Occupancy1

[1]	Total property NOI, does not take into account Company’s partners’ share.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Seniors Housing Operating Portfolio Statistics: 1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	1Q10	1Q09	1Q10	1Q09	1Q10	1Q09
Number of properties:	78	78	78	78	1	1
Number of units:	6,284	6,284	6,284	6,284	229	229
Resident day capacity:	670,230	669,690	670,230	669,690	23,040	23,040
Average resident occupancy:	88.4%	89.0%	88.4%	89.0%	85.1%	63.8%
Average daily rate / resident fees:	$178	$170	$178	$170	$141	$121

Operating revenue:	$105.4	$101.2	$105.4	$101.2	$2.8	$1.8
Less expenses:	72.3	71.1	72.3	71.1	2.0	1.4

Total NOI:	33.1	30.1	33.1	30.1	0.7	0.4
Less Company’s partner’s share:	4.7	4.5	4.7	4.5	0.2	0.1

Ventas NOI:	$28.3	$25.6	$28.3	$25.6	$0.6	$0.3

Total NOI Margin:	31.4%	29.7%	31.4%	29.7%	26.9%	22.1%

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	1Q10	4Q09	1Q10	4Q09	1Q10	4Q09
Number of properties:	78	78	78	78	1	1
Number of units:	6,284	6,284	6,284	6,284	229	229
Resident day capacity:	670,230	685,124	670,230	685,124	23,040	23,552
Average resident occupancy:	88.4%	88.8%	88.4%	88.8%	85.1%	77.7%
Average daily rate / resident fees:	$178	$174	$178	$174	$141	$139

Operating revenue:	$105.4	$105.7	$105.4	$105.7	$2.8	$2.5
Less expenses:	72.3	73.0	72.3	73.0	2.0	1.9

Total NOI:	33.1	32.7	33.1	32.7	0.7	0.6
Less Company’s partner’s share:	4.7	4.9	4.7	4.9	0.2	0.1

Ventas NOI:	$28.3	$27.8	$28.3	$27.8	$0.6	$0.5

Total NOI Margin:	31.4%	30.9%	31.4%	30.9%	26.9%	23.9%

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.

[2]	Includes only those communities stabilized in both comparison periods.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Seniors Housing Stabilized Operating Portfolio Trends:

[1]	Total community NOI, does not take into account Company’s partner’s share.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Historical Normalized FFO/Share:1

[1]	See Company’s public filings for a definition of normalized FFO.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Capitalization:

			As of				As of
			March 31,				December 31,
(In thousands, except per share amounts)			2010				2009
Debt[1]
Revolving credit facilities			$38,204				$8,466
Senior / convertible notes			1,111,983				1,109,929
Mortgage debt			1,547,984				1,551,706

Total debt			$2,698,171				$2,670,101

Enterprise Value
Total debt			$2,698,171				$2,670,101
Cash, including cash escrows pertaining to debt			(140,174)				(114,639)

Net debt			2,557,997				2,555,462

	Number of Shares	Closing Price			Number of Shares	Closing Price
Common Stock	156,853	$47.48	7,447,380		156,612	$43.74	6,850,209

Enterprise Value[2]			$10,005,377				$9,405,671

Credit Statistics
Debt / Enterprise Value			27%				28%
Secured Debt / Enterprise Value			15%				16%
Net Debt / Adjusted EBITDA			4.1	x			4.1	x

Adjusted EBITDA, annualized			$623,768				$625,640

[1]	Debt balances are net of discounts and fair market value.

[2]	Total debt plus total equity.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Debt Maturity Schedule:1

[1]	Dollars in millions; data as of March 31, 2010 and excludes normal monthly principal amortization. The Company’s joint venture partners’ pro rata share of total maturities is approximately $143 million.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Debt Summary as of March 31, 2010
Debt Maturities and Scheduled Principal Amortization1

	Revolving Credit Facilities		Senior/Convertible Notes		Mortgage Debt		Total Debt
Period	Amount	Rate[2]	Amount	Rate[2]	Amount[3]	Rate[2]	Amount	Rate[2]

2010	$—	—	$1,375	6.8%	$195,924	4.4%	$197,299	4.4%
2011	—	—	230,000	3.9%	97,773	4.8%	327,773	4.2%
2012	38,204	3.0%	82,433	9.0%	329,403	6.2%	450,040	6.5%
2013	—	—	—	—	168,335	5.9%	168,335	5.9%
2014	—	—	71,654	6.6%	52,651	5.4%	124,305	6.1%
2015	—	—	142,669	7.1%	80,619	6.0%	223,288	6.7%
2016	—	—	400,000	6.5%	204,818	6.1%	604,818	6.4%
2017	—	—	225,000	6.8%	47,403	6.1%	272,403	6.6%
2018	—	—	—	—	20,297	6.5%	20,297	6.5%
2019	—	—	—	—	257,127	5.9%	257,127	5.9%
Thereafter	—	—	—	—	82,654	5.1%	82,654	5.1%

Subtotal	38,204	3.0%	1,153,131	6.3%	1,537,004	5.7%	2,728,339	5.9%

Discounts and Fair Market Value, net	—		(41,148)		10,980		(30,168)

Total	$38,204		$1,111,983		$1,547,984		$2,698,171

Weighted Average Maturity in Years	1.4		4.9		5.1		5.0

Debt Composition1

	March 31, 2010
	Amount	Rate[2]	% of Total
Fixed Rate Debt
Senior/Convertible Notes	$1,153,131	6.3%	42.3%
Mortgage Debt	1,319,835	6.3%	48.4%

Total Fixed Rate Debt	$2,472,966	6.3%	90.6%

Variable Rate Debt
Revolving Credit Facilities	$38,204	3.0%	1.4%
Mortgage Debt	217,169	1.6%	8.0%

Total Variable Rate Debt	255,373	1.8%	9.4%

Total Debt	$2,728,339	5.9%	100.0%

[1]	Dollars in thousands.

[2]	Rates are based on the cash interest paid on the outstanding debt and do not include amortization of discounts, fair market value or debt costs.

[3]	The Company’s joint venture partners’ pro rata share of total mortgage debt is approximately $159 million.

Ventas, Inc.
First Quarter 2010 Supplemental Data
Debt Covenants:

	Credit Facilities
	Required	03/31/10
Total Liabilities / Gross Asset Value	Not greater than 60%	38%
Secured Debt / Gross Asset Value	Not greater than 30%	22%
Unsecured Debt / Unencumb. Gross Asset Value	Not greater than 60%	27%
Fixed Charge Coverage	Not less than 1.75x	3.2	x
Unencumbered Interest Coverage	Not less than 2.00x	5.2	x

	Bonds due 2012
	Required	03/31/10
Incurrence of Debt	Not greater than 60%	31%
Incurrence of Secured Debt	Not greater than 40%	10%
Total Unencumbered Assets	Not less than 150%	362%
Consolidated Income Available for Debt Service to Debt Service	Not less than 2.00x	5.2	x

Ventas, Inc.
First Quarter 2010 Supplemental Data
Debt Covenants:

CONSOLIDATED BALANCE SHEETS
As of March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009
(In thousands, except per share amounts)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Assets
Real estate investments:
Land	$557,370	$557,276	$557,123	$552,712	$554,286
Buildings and improvements	5,735,896	5,722,837	5,641,309	5,603,042	5,592,051
Construction in progress	4,370	12,508	8,611	18,319	21,176

	6,297,636	6,292,621	6,207,043	6,174,073	6,167,513
Accumulated depreciation	(1,226,252)	(1,177,911)	(1,126,516)	(1,075,293)	(1,036,617)

Net real estate property	5,071,384	5,114,710	5,080,527	5,098,780	5,130,896
Loans receivable, net	147,725	131,887	125,410	125,106	130,076

Net real estate investments	5,219,109	5,246,597	5,205,937	5,223,886	5,260,972
Cash and cash equivalents	132,729	107,397	70,889	46,523	95,806
Escrow deposits and restricted cash	41,023	39,832	96,477	94,470	38,275
Deferred financing costs, net	27,964	29,252	27,804	29,569	29,935
Other	213,000	193,167	186,203	176,413	168,858

Total assets	$5,633,825	$5,616,245	$5,587,310	$5,570,861	$5,593,846

Liabilities and equity
Liabilities:
Senior notes payable and other debt	$2,698,171	$2,670,101	$2,615,142	$2,616,304	$2,942,401
Accrued interest	35,773	17,974	35,481	16,952	42,121
Accounts payable and other liabilities	183,574	190,445	179,753	169,964	168,082
Deferred income taxes	252,687	253,665	254,622	255,175	255,570

Total liabilities	3,170,205	3,132,185	3,084,998	3,058,395	3,408,174

Commitments and contingencies

Equity:
Ventas stockholders’ equity:
Preferred stock, $1.00 par value; 10,000 shares authorized, unissued	—	—	—	—	—
Common stock, $0.25 par value; 156,862, 156,627, 156,605, 156,539 and 143,453 shares issued at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively	39,341	39,160	39,155	39,138	35,867
Capital in excess of par value	2,578,577	2,573,039	2,570,146	2,565,933	2,267,440
Accumulated other comprehensive income (loss)	25,154	19,669	15,080	(1,411)	(18,322)
Retained earnings (deficit)	(196,972)	(165,710)	(139,478)	(109,012)	(117,124)
Treasury stock, 10, 15, 0, 0 and 2 shares at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively	(467)	(647)	—	(5)	(53)

Total Ventas stockholders’ equity	2,445,633	2,465,511	2,484,903	2,494,643	2,167,808
Noncontrolling interest	17,987	18,549	17,409	17,823	17,864

Total equity	2,463,620	2,484,060	2,502,312	2,512,466	2,185,672

Total liabilities and equity	$5,633,825	$5,616,245	$5,587,310	$5,570,861	$5,593,846

CONSOLIDATED STATEMENTS OF INCOME
For the three months ended March 31, 2010 and 2009
(In thousands, except per share amounts)

	2010	2009
Revenues:
Rental income	$129,179	$122,398
Resident fees and services	108,486	102,939
Income from loans and investments	3,617	3,281
Interest and other income	263	286

Total revenues	241,545	228,904

Expenses:
Interest	44,300	45,930
Depreciation and amortization	52,476	49,498
Property-level operating expenses	78,879	75,468
General, administrative and professional fees (including non-cash stock-based compensation expense of $3,032 and $3,059 for the three months ended March 31, 2010 and 2009, respectively)	10,683	10,598
Foreign currency gain	(106)	(6)
Loss on extinguishment of debt	—	105
Merger-related expenses and deal costs	2,319	2,054

Total expenses	188,551	183,647

Income before income taxes, discontinued operations and noncontrolling interest	52,994	45,257
Income tax (expense) benefit	(286)	547

Income from continuing operations	52,708	45,804
Discontinued operations	460	29,165

Net income	53,168	74,969
Net income attributable to noncontrolling interest (net of tax of $419 and $390 for the three months ended March 31, 2010 and 2009, respectively)	549	741

Net income attributable to common stockholders	$52,619	$74,228

Earnings per common share:
Basic:
Income from continuing operations attributable to common stockholders	$0.34	$0.32
Discontinued operations	0.00	0.20

Net income attributable to common stockholders	$0.34	$0.52

Diluted:
Income from continuing operations attributable to common stockholders	$0.34	$0.32
Discontinued operations	0.00	0.20

Net income attributable to common stockholders	$0.34	$0.52

Weighted average shares used in computing earnings per common share:
Basic	156,453	143,091
Diluted	156,967	143,145

Dividends declared per common share	$0.535	$0.5125

QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)

	2010 First	2009 Quarters
	Quarter	Fourth	Third	Second	First

Revenues:
Rental income	$129,179	$126,720	$125,466	$124,612	$122,398
Resident fees and services	108,486	108,205	106,515	103,399	102,939
Income from loans and investments	3,617	3,279	3,214	3,333	3,281
Interest and other income	263	349	99	108	286

Total revenues	241,545	238,553	235,294	231,452	228,904

Expenses:
Interest	44,300	44,456	43,497	43,994	45,930
Depreciation and amortization	52,476	51,892	50,146	48,643	49,498
Property-level operating expenses	78,879	78,443	76,338	72,564	75,468
General, administrative and professional fees (including non-cash stock-based compensation expense of $3,032, $2,667, $3,078, $3,078 and $3,059, respectively)	10,683	8,220	9,657	10,355	10,598
Foreign currency (gain) loss	(106)	19	32	5	(6)
Loss on extinguishment of debt	—	—	—	5,975	105
Merger-related expenses and deal costs	2,319	1,565	5,894	3,502	2,054

Total expenses	188,551	184,595	185,564	185,038	183,647

Income before income taxes, discontinued operations and noncontrolling interest	52,994	53,958	49,730	46,414	45,257
Income tax (expense) benefit	(286)	367	410	395	547

Income from continuing operations	52,708	54,325	50,140	46,809	45,804
Discontinued operations	460	453	290	42,374	29,165

Net income	53,168	54,778	50,430	89,183	74,969
Net income attributable to noncontrolling interest (net of tax of $419, $422, $387, $541 and $390, respectively)	549	697	625	802	741

Net income attributable to common stockholders	$52,619	$54,081	$49,805	$88,381	$74,228

Earnings per common share:
Basic:
Income from continuing operations attributable to common stockholders	$0.34	$0.35	$0.32	$0.30	$0.32
Discontinued operations	0.00	0.00	0.00	0.27	0.20

Net income attributable to common stockholders	$0.34	$0.35	$0.32	$0.57	$0.52

Diluted:
Income from continuing operations attributable to common stockholders	$0.34	$0.35	$0.32	$0.30	$0.32
Discontinued operations	0.00	0.00	0.00	0.27	0.20

Net income attributable to common stockholders	$0.34	$0.35	$0.32	$0.57	$0.52

Weighted average shares used in computing earnings per common share:
Basic	156,453	156,296	156,250	154,441	143,091
Diluted	156,967	156,692	156,516	154,510	143,145

Dividends declared per common share	$0.535	$0.5125	$0.5125	$0.5125	$0.5125

CONSOLIDATED STATEMENTS OF CASH FLOWS
For the three months ended March 31, 2010 and 2009
(In thousands)

	2010	2009
Cash flows from operating activities:
Net income	$53,168	$74,969
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization (including amounts in discontinued operations)	52,537	49,908
Amortization of deferred revenue and lease intangibles, net	(1,549)	(1,858)
Other amortization expenses	2,154	608
Stock-based compensation	3,032	3,059
Straight-lining of rental income	(2,449)	(2,938)
Loss on extinguishment of debt	—	158
Net gain on sale of real estate assets (including amounts in discontinued operations)	(184)	(27,871)
Income tax expense (benefit)	286	(547)
Other	53	157
Changes in operating assets and liabilities:
(Increase) decrease in other assets	(3,772)	1,688
Increase in accrued interest	17,799	20,190
Decrease in accounts payable and other liabilities	(5,514)	(3,967)

Net cash provided by operating activities	115,561	113,556
Cash flows from investing activities:
Net investment in real estate property	(11,860)	(8,387)
Investment in loans receivable	(15,796)	(7,373)
Proceeds from real estate disposals	754	56,614
Proceeds from loans receivable	1,192	1,650
Capital expenditures	(4,295)	(3,870)

Net cash (used in) provided by investing activities	(30,005)	38,634
Cash flows from financing activities:
Net change in borrowings under revolving credit facilities	29,089	(87,046)
Proceeds from debt	196	9,201
Repayment of debt	(7,807)	(74,357)
Payment of deferred financing costs	(1,113)	(9,567)
Cash distribution to common stockholders	(83,881)	(73,546)
Contributions from noncontrolling interest	265	—
Distributions to noncontrolling interest	(1,989)	(1,414)
Other	4,169	3,649

Net cash used in financing activities	(61,071)	(233,080)

Net increase (decrease) in cash and cash equivalents	24,485	(80,890)
Effect of foreign currency translation on cash and cash equivalents	847	(116)
Cash and cash equivalents at beginning of period	107,397	176,812

Cash and cash equivalents at end of period	$132,729	$95,806

Supplemental schedule of non-cash activities:
Assets and liabilities assumed from acquisitions:
Real estate investments	$496	$8,307
Utilization of escrow funds held for an Internal Revenue Code Section 1031 exchange	—	(9,295)
Other assets acquired	(355)	82
Other liabilities	141	(1,886)
Noncontrolling interest	—	980

Debt transferred on the sale of assets	—	38,759

QUARTERLY CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	2010 First	2009 Quarters
	Quarter	Fourth	Third	Second	First
Cash flows from operating activities:
Net income	$53,168	$54,778	$50,430	$89,183	$74,969
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization (including amounts in discontinued operations)	52,537	52,092	50,347	48,907	49,908
Amortization of deferred revenue and lease intangibles, net	(1,549)	(1,518)	(1,564)	(1,729)	(1,858)
Other amortization expenses	2,154	2,058	1,921	1,766	608
Stock-based compensation	3,032	2,667	3,078	3,078	3,059
Straight-lining of rental income	(2,449)	(2,918)	(2,971)	(3,052)	(2,938)
Loss on extinguishment of debt	—	—	—	5,922	158
Net gain on sale of real estate assets (including amounts in discontinued operations)	(184)	(294)	(120)	(39,020)	(27,871)
Income tax expense (benefit)	286	(367)	(410)	(395)	(547)
Other	53	(178)	99	(169)	157
Changes in operating assets and liabilities:
(Increase) decrease in other assets	(3,772)	2,763	(5,703)	(262)	1,688
Increase (decrease) in accrued interest	17,799	(17,507)	18,529	(25,169)	20,190
(Decrease) increase in accounts payable and other liabilities	(5,514)	7,328	14,419	2,526	(3,967)

Net cash provided by operating activities	115,561	98,904	128,055	81,586	113,556
Cash flows from investing activities:
Net investment in real estate property	(11,860)	(21,987)	(4,370)	(10,971)	(8,387)
Investment in loans receivable	(15,796)	(6,430)	—	—	(7,373)
Proceeds from real estate disposals	754	740	1,188	—	56,614
Proceeds from loans receivable	1,192	120	207	6,051	1,650
Proceeds from sale of investments	—	5,000	—	—	—
Capital expenditures	(4,295)	(6,614)	(3,156)	(158)	(3,870)

Net cash (used in) provided by investing activities	(30,005)	(29,171)	(6,131)	(5,078)	38,634
Cash flows from financing activities:
Net change in borrowings under revolving credit facilities	29,089	(1,417)	(1,528)	(202,882)	(87,046)
Proceeds from debt	196	61,480	3,087	291,914	9,201
Repayment of debt	(7,807)	(8,642)	(13,515)	(428,659)	(74,357)
Payment of deferred financing costs	(1,113)	(3,233)	—	(3,855)	(9,567)
Issuance of common stock, net	—	—	—	299,201	—
Cash distribution to common stockholders	(83,881)	(80,313)	(80,271)	(80,269)	(73,546)
Contributions from noncontrolling interest	265	576	329	306	—
Distributions to noncontrolling interest	(1,989)	(2,373)	(2,472)	(3,610)	(1,414)
Other	4,169	692	(3,454)	1,808	3,649

Net cash used in financing activities	(61,071)	(33,230)	(97,824)	(126,046)	(233,080)

Net increase (decrease) in cash and cash equivalents	24,485	36,503	24,100	(49,538)	(80,890)
Effect of foreign currency translation on cash and cash equivalents	847	5	266	255	(116)
Cash and cash equivalents at beginning of period	107,397	70,889	46,523	95,806	176,812

Cash and cash equivalents at end of period	$132,729	$107,397	$70,889	$46,523	$95,806

Supplemental schedule of non-cash activities:
Assets and liabilities assumed from acquisitions:
Real estate investments	$496	$59,326	$148	$—	$8,307
Utilization of escrow funds held for an Internal Revenue Code Section 1031 exchange	—	(55,700)	—	—	(9,295)
Other assets acquired	(355)	—	(82)	—	82
Other liabilities	141	1,948	—	—	(1,886)
Noncontrolling interest	—	1,677	67	—	980

Debt transferred on the sale of assets	—	—	—	—	38,759

QUARTERLY FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO AND FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
(In thousands, except per share amounts)

	2010 First	2009 Quarters
	Quarter	Fourth	Third	Second	First

Net income attributable to common stockholders	$52,619	$54,081	$49,805	$88,381	$74,228
Adjustments:
Depreciation and amortization on real estate assets	52,247	51,708	49,981	48,472	49,328
Depreciation on real estate assets related to noncontrolling interest	(1,726)	(1,653)	(1,580)	(1,496)	(1,620)
Discontinued operations:
Gain on sale of real estate assets	(184)	(294)	(120)	(39,020)	(27,871)
Depreciation and amortization on real estate assets	61	200	203	266	410

FFO	103,017	104,042	98,289	96,603	94,475
Merger-related expenses and deal costs	2,319	1,565	5,894	3,502	2,054
Income tax benefit	(133)	(789)	(797)	(936)	(937)
Loss on extinguishment of debt	—	—	—	5,975	105

Normalized FFO	105,203	104,818	103,386	105,144	95,697

Straight-lining of rental income	(2,449)	(2,918)	(2,971)	(3,052)	(2,938)
Routine capital expenditures	(597)	(4,233)	(2,058)	(632)	(1,144)

Normalized FAD	$102,157	$97,667	$98,357	$101,460	$91,615

Per diluted share (1):
Net income attributable to common stockholders	$0.34	$0.35	$0.32	$0.57	$0.52
Adjustments:
Depreciation and amortization on real estate assets	0.33	0.33	0.32	0.31	0.34
Depreciation on real estate assets related to noncontrolling interest	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)
Discontinued operations:
Gain on sale of real estate assets	(0.00)	(0.00)	(0.00)	(0.25)	(0.19)
Depreciation and amortization on real estate assets	0.00	0.00	0.00	0.00	0.00

FFO	0.66	0.66	0.63	0.63	0.66
Merger-related expenses and deal costs	0.01	0.01	0.04	0.02	0.01
Income tax benefit	(0.00)	(0.01)	(0.01)	(0.01)	(0.01)
Loss on extinguishment of debt	—	—	—	0.04	0.00

Normalized FFO	0.67	0.67	0.66	0.68	0.67

Straight-lining of rental income	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Routine capital expenditures	(0.00)	(0.03)	(0.01)	(0.00)	(0.01)

Normalized FAD	$0.65	$0.62	$0.63	$0.66	$0.64

(1)	Per share amounts may not add due to rounding.
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. To overcome this problem, the Company considers FFO and normalized FFO and FAD appropriate measures of performance of an equity REIT. The Company uses the NAREIT definition of FFO. NAREIT defines FFO as net income, computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. The Company defines normalized FFO as FFO excluding certain income and expense items as listed below. Normalized FAD represents normalized FFO excluding straight-line rental adjustments and routine capital expenditures.
FFO and normalized FFO and FAD presented herein are not necessarily comparable to FFO and normalized FFO and FAD presented by other real estate companies due to the fact that not all real estate companies use the same definitions. FFO and normalized FFO and FAD should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are FFO and normalized FFO and FAD necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and normalized FFO and FAD should be examined in conjunction with net income as presented elsewhere herein.
The Company’s normalized FFO excludes (a) gains and losses on the sales of assets, (b) merger-related costs and expenses and deal costs and expenses, including expenses relating to the Company’s lawsuit against HCP, Inc., (c) the impact of any expenses related to asset impairment and valuation allowances, the write-off of unamortized deferred financing fees, or additional costs, expenses, discounts or premiums incurred as a result of early debt retirement or payment of the Company’s debt and (d) the non-cash effect of income tax benefits/expenses.

NORMALIZED FFO AND FAD GUIDANCE FOR THE YEAR ENDING DECEMBER 31, 2010
The following table illustrates the Company’s normalized FFO and FAD per diluted common share guidance for the year ending December 31, 2010:

	GUIDANCE
	For the Year
	Ending
	December 31, 2010
Net income attributable to common stockholders	$1.38	–	$1.47
Adjustments:
Depreciation and amortization on real estate assets, depreciation related to noncontrolling interest and gain/loss on sale of real estate assets, net	1.28	–	1.28

FFO	2.66	–	2.75
Adjustments:
Income tax benefit (net of noncontrolling interest), gain/loss on extinguishment of debt and merger-related expenses and deal costs, net	0.03	–	0.00

Normalized FFO	2.69	–	2.75

Straight-lining of rental income and routine capital expenditures	(0.14)	–	(0.13)

Normalized FAD	$2.55	–	$2.62

NET DEBT TO ADJUSTED EBITDA
The following information considers the pro forma effect on net income, interest and depreciation of the Company’s investments and other capital transactions that were completed during the three months ended March 31, 2010, as if the transactions had been consummated as of the beginning of the period. The following table illustrates net debt to pro forma earnings before interest, taxes, depreciation and amortization (including of non-cash stock-based compensation), excluding merger-related expenses and deal costs and gains or losses on real estate disposals (“Adjusted EBITDA”) (dollars in thousands):

Pro forma net income for the three months ended March 31, 2010	$53,199
Add back:
Pro forma interest (including discontinued operations)	44,459
Pro forma depreciation and amortization (including discontinued operations)	52,581
Stock-based compensation	3,032
Income tax expense	286
Net gain on real estate disposals	(184)
Other taxes	250
Merger-related expenses and deal costs	2,319

Adjusted EBITDA	$155,942

Adjusted EBITDA annualized	$623,768

As of March 31, 2010:
Debt	$2,698,171
Cash, including cash escrows pertaining to debt	(140,174)

Net debt	$2,557,997

Net debt to Adjusted EBITDA	4.1	x

The Company considers Adjusted EBITDA a profitability measure which indicates the Company’s ability to service debt. The Company considers the net debt to Adjusted EBITDA ratio a useful measure to evaluate the Company’s ability to pay its indebtedness. Adjusted EBITDA presented herein is not necessarily comparable to EBITDA presented by other companies due to the fact that not all companies use the same definition. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is Adjusted EBITDA necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, Adjusted EBITDA should be examined in conjunction with net income as presented elsewhere herein.